SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2006

.

AMERICAN UNITY INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

AMERIMINE RESOURCES, INC

(Former name)

Florida

(State or other jurisdiction of incorporation)

          0-32375

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

Room 501, Tower E1, Oriental Plaza, No. 1, East Chang An Avenue, Beijing, China    None

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (8610) 85189080.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

On February 22, 2006, American Unity Investments, Inc., a Nevada corporation (“AUI Nevada”), engaged Jimmy C.H. Cheung & Co. as its new independent accountant. On April 2, 2006, in connection with the acquisition of AUI Nevada by the Registrant on April 2, 2006,  Jimmy C.H. Cheung & Co. became in effect the principal independent accountant of the Registrant.  However, Jimmy C.H. Cheung & Co. was never engaged as the principal accountant of the Registrant, and did not review any filings made by the Registrant with the Securities and Exchange Commission, including the Registrant’s Form 10-KSB for the year ended December 31, 2005, its Form 10-QSB for the quarter ended March 31, 2006, or the Form 8-K dated April 2, 2006 which reported on the acquisition of AUI Nevada. Furthermore, Jimmy C.H. Cheung & Co. did not consent to the inclusion of its report on the financial statements of AUI Nevada in the Registrant’s Form 10-KSB for the year ended December 31, 2005 and has informed the Registrant that the inclusion of the AUI Nevada financial statements in that 10-KSB was not appropriate.  Prior to the engagement of Jimmy C.H. Cheung & Co. by AUI Nevada, or the acquisition of AUI Nevada on April 2, 2006neither AUI Nevada nor the Registrant consulted with Jimmy C.H. Cheung & Co. on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the financial statements of AUI Nevada or the Registrant.

On July 18, 2006, Jimmy C.H. Cheung & Co. was involuntarily dismissed as the Registrant’s principal accountant. From the date of engagement of Jimmy C.H. Cheung & Co  through July 18, 2006, the date of dismissal, neither the Registrant nor AUI Nevada had no disagreements with Jimmy C.H. Cheung & Co. with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. During that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

Since engagement through July 18, 2006, the Registrant (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided Jimmy C.H. Cheung & Co. with a copy of this Form 8-K. The Company requested that Jimmy C.H. Cheung & Co. furnish the Company with a letter to the Securities and Exchange Commission stating whether Jimmy C.H. Cheung & Co. agreed with the above statements. Jimmy C.H. Cheung & Co. has not responded to the Company’s request.

On July 18 2006 the Registrant engaged David M.K. Yeung & Company as its new independent accountant in connection with the acquisition of American Unity Investments, Inc., a Nevada corporation.  Prior to the engagement of David M.K. Yeung & Company., the Registrant did not consult with David M.K. Yeung & Company. on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 5.03.

Amendments to Articles of Incorporation  or Bylaws; Change in Fiscal Year.

On August 3, 2006, the Registrant merged with and into a newly formed Florida subsidiary, American Unity Investments, Inc. (“AUI Florida”). The merger did not require the vote of shareholders under Florida law because the Articles of Incorporation of AUI Florida (except for the corporate name and historical matters such as the initial board of directors and the initial registered agent) are identical to those of the Registrant. Thus, the merger did not effect any modification to the rights of security holders and is not reportable under Item 3.03 of Form 8-K. The practical effect of the merger is that the name of the Registrant has been changed to American Unity Investments, Inc., the name of the Registrant’s Nevada operating subsidiary. Articles of Merger and the new Articles of Incorporation have been filed as Exhibit 3.6 to this Current Report.  The Registrant has been advised that its trading symbol was changed from AMMN.OB to AUNI.OB on  August 9, 2006.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements.

None

(b) Exhibits

3.6. Articles of Merger between American Unity Investments, Inc., a Florida corporation,  and the Registrant including Articles of Incorporation of American Unity Investments, Inc., a Florida corporation, which constitute as amended by the Articles of Merger, the Articles of Incorporation of the Registrant.

Explanatory Note: The style for exhibit numbers of the Registrant in previous Annual Reports on Form 10-KSB were a numeric exhibit number followed by lower case roman numerals, eg., Exhibit 3 (i), etc., whereas other filings utilized solely numeric designations, eg. Exhibit 3.1, etc. The last exhibit filed under Exhibit heading 3 was numbered Exhibit 3(v). For ease of reference Registrant is converting all its exhibit indices to numeric only designation beginning with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 2006

AMERICAN UNITY INVESTMENTS,  INC.

By: /s/ Christian Lillieroos

     Christian Lillieroos

      President